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                                                                      Exhibit 24

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, AIRTOUCH COMMUNICATIONS, INC., a Delaware corporation (hereinafter referred to as the "Corporation"), proposes to file shortly with the Securities and Exchange Commission (the "SEC"), under the provisions of the Securities Act of 1933, as amended, three Registration Statements on Form S-8 in connection with the Corporation's 1993 Long-Term Stock Incentive Plan, Employee Stock Purchase Plan and the Retirement Plan; and

         WHEREAS, each of the undersigned is an officer or director, or both, of the Corporation, as indicated below under his name;

         NOW, THEREFORE, each of the undersigned hereby constitutes and appoints Lydell L. Christensen, Margaret G. Gill, Sam Ginn, Mohan S. Gyani, and Arun Sarin, and each of them, his/her attorneys for him/her in his stead, in each of his/her offices and capacities as an officer, director, or both, of the Corporation, to sign and to file with the SEC such Registration Statements on Form S-8, and any and all amendments, modifications, or supplements thereto, and any exhibits thereto, and grants to each of said attorneys full power and authority to sign and file any and all other documents and to perform and do all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, and hereby ratifies and confirms all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof in connection with the registration of the aforesaid common stock.

         IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand this 19th day of September, 1994.

DIRECTORS


/s/ Sam Ginn                                              /s/ Carol A. Bartz
- -------------------------                                 --------------------
Sam Ginn                                                  Carol A. Bartz
Chairman of the Board                                     Director
   Chief Executive Officer and Director

/s/ C. Lee Cox                                            /s/ Paul Hazen
- -------------------------                                 --------------------
C. Lee Cox                                                Paul Hazen
President, Chief Operating Officer and Director           Director

/s/ Donald G. Fisher                                      /s/ Arthur Rock
- -------------------------                                 --------------------
Donald G. Fisher                                          Arthur Rock
Director                                                  Director

/s/ James R. Harvey                                       /s/ George P. Shultz
- -------------------------                                 --------------------
James R. Harvey                                           George P. Shultz
Director                                                  Director



OFFICERS



/s/ Lydell L. Christensen                                 /s/ Mohan S. Gyani
- -------------------------                                 --------------------
Lydell L. Christensen                                     Mohan S. Gyani
Executive Vice President and Chief Financial Officer      Vice President and
                                                          Treasurer




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